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Exhibit 10.37

INTELLECTUAL PROPERTY SECURITY AGREEMENT

        THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of October 24, 2002, is made by DOT HILL SYSTEMS CORPORATION, a Delaware corporation, and DOT HILL SYSTEMS B.V., a Netherlands corporation (sometimes individually and sometimes collectively referred to herein as "Grantor"), in favor of SUN MICROSYSTEMS, INC., a Delaware corporation ("Lender").

W I T N E S S E T H:

        WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and among Grantor and Lender (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), Lender has agreed to make the Loans for the benefit of Grantor; and

        WHEREAS, Lender is willing to make the Loans as provided for in the Loan Agreement, but only upon the condition, among others, that Grantor shall have executed and delivered to Lender this Intellectual Property Security Agreement;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

        1.    DEFINED TERMS.    All initially capitalized terms used but not otherwise defined herein have the meanings given to them in Schedule A to the Loan Agreement.

        2.    GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL.    To secure the complete and timely payment of all the Obligations of Grantor now or hereafter existing from time to time, Grantor hereby pledges and grants to Lender a continuing first priority security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Intellectual Property Collateral"):

          (a)  all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

          (b)  all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

          (c)  all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

          (d)  all reissues, continuations or extensions of the foregoing;

          (e)  all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License; and

          (f)    all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or Patent licensed under any Patent License, (ii) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (iii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iv) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (v) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (vi) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.

        3.    REPRESENTATIONS AND WARRANTIES.    Grantor represents and warrants that Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto. This Intellectual Property Security Agreement is effective to create a valid and continuing Lien on and, upon the filing hereof with the United States Patent and Trademark Office and the United States Copyright Office, perfected security interests in favor of Lender in all of Grantor's Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, Grantor. Upon filing of this Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements listed on Disclosure Schedule (6.1) to the Loan Agreement, all action necessary or desirable to protect and perfect Lender's Lien on Grantor's Patents, Trademarks and Copyrights shall have been duly taken.

        4.    COVENANTS.    Grantor covenants and agrees with Lender that from and after the date of this Intellectual Property Security Agreement and until the Termination Date:

          (a)  Grantor shall notify Lender immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (b)  In no event shall Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Lender prior written notice thereof, and, upon request of Lender, Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Lender) to evidence Lender's Lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

          (c)  Grantor shall take all actions necessary or requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

          (d)  In the event that any of the Intellectual Property Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify Lender promptly after Grantor learns thereof. Grantor shall, unless it shall reasonably determine that such Intellectual Property Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Lender shall deem appropriate under the circumstances to protect such Intellectual Property Collateral.

        5.    SECURITY AGREEMENT.    The security interests granted pursuant to this Intellectual Property Security Agreement are granted in conjunction with the security interests granted to Lender pursuant to the Loan Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        6.    REINSTATEMENT.    This Intellectual Property Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        7.    NOTICES.    Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Intellectual Property Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement.

        8.    TERMINATION OF THIS SECURITY AGREEMENT.    Subject to Section 6 hereof, this Intellectual Property Security Agreement shall terminate upon the Termination Date.

        IN WITNESS WHEREOF, Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

DOT HILL SYSTEMS CORPORATION
By:

Name:

Title:

DOT HILL SYSTEMS B.V.
By:

Name:

Title:

ACCEPTED and ACKNOWLEDGED by:
SUN MICROSYSTEMS, INC.
By:

Name:

Title:

SCHEDULE I
to
INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.
PATENT REGISTRATIONS

Patent	Reg. No.	Date

II.
PATENT APPLICATIONS

Patent	Application No.	Date

III.
PATENT LICENSES

Name of Agreement	Date of Agreement	Parties

SCHEDULE II
to
INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.
TRADEMARK REGISTRATIONS

Mark	Reg. No.	Date

II.
TRADEMARK APPLICATIONS

Mark	Application No.	Date

III.
TRADEMARK LICENSES

Name of Agreement	Date of Agreement	Parties

SCHEDULE III
to
INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.
COPYRIGHT REGISTRATIONS

Copyright	Reg. No.	Date

II.
COPYRIGHT APPLICATIONS

Copyright	Application No.	Date

III.
COPYRIGHT LICENSES

Name of Agreement	Date of Agreement	Parties

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INTELLECTUAL PROPERTY SECURITY AGREEMENT
SCHEDULE I to INTELLECTUAL PROPERTY SECURITY AGREEMENT
SCHEDULE II to INTELLECTUAL PROPERTY SECURITY AGREEMENT
SCHEDULE III to INTELLECTUAL PROPERTY SECURITY AGREEMENT